10. Shareholder Proxy Vote (unaudited)

At a special meeting of shareholders held on October 8, 2010 shares were voted as follows on the proposals presented to the shareholders:
Proposal 1. To elect eight trustees (seven of whom are currently trustees) to the Board of Trustees of the Trust.

Funds that Voted:  All Funds

No. of Shares:    David E. Benkert

Affirmative
3,794,452,411.294
Withhold
124,280,498.863
Total
3,918,732,910.157


No. of Shares:    Thomas L. Braje

Affirmative
3,795,149,838.318
Withhold
123,583,071.839
Total
3,918,732,910.157


No. of Shares:    Evelyn S. Dilsaver

Affirmative
3,787,132,391.878
Withhold
131,600,518.279
Total
3,918,732,910.157


No. of Shares:    David A. Goldfarb

Affirmative
3,785,587,914.496
Withhold
133,144,995.661
Total
3,918,732,910.157


No. of Shares:    Earle A. Malm II

Affirmative
2,788,258,285.734
Withhold
1,130,474,624.423
Total
3,918,732,910.157


No. of Shares:    Michael L. Noel

Affirmative
3,796,712,559.640
Withhold
 122,020,350.517
Total
3,918,732,910.157


No. of Shares:    Mindy M. Posoff

Affirmative
3,806,132,642.117
Withhold
112,600,268.040
Total
3,918,732,910.157


No. of Shares:    Robert M. Whitler

Affirmative
3,786,669,009.541
Withhold
132,063,900.616
Total
3,918,732,910.157

Mr. Benkert, Mr. Braje, Ms. Dilsaver, Mr. Goldfarb,
Mr. Malm , Mr. Noel and Mr. Whitler
continue to serve in their capacities as Trustees
of the Funds.  Ms. Posoff was elected to serve
in the capacity as Trustee of the Funds.
Proposal 2.   To consider approving an amendment
to the Trust's Declaration of
Trust to permit Fund liquidations with the approval of the Board but without obtaining shareholder approval.

Funds that Voted:  All Funds

No. of Shares:    HighMark Balanced Fund*

Affirmative
 675,120.169
Withhold
 25,173.738
Abstain
102,234.291
Broker Non-Vote
192,419.312
Total
 994,947.510

*The meeting was adjourned to October 15, 2010, October
29, 2010 and  November 18, 2010.



No. of Shares:    HighMark Cognitive Value Fund

Affirmative
207,455.090
Withhold
6,436,896.102
Abstain
1,929.386
Broker Non-Vote
322,007.065
Total
6,968,287.643


No. of Shares:     HighMark Core Equity Fund

Affirmative
2,889,738.431
Withhold
4,785,680.573
Abstain
4,269.576
Broker Non-Vote
333,285.597
Total
8,012,974.177


No. of Shares:    HighMark Enhanced Growth Fund

Affirmative
310,349.736
Withhold
5,792,512.891
Abstain
5,039.983
Broker Non-Vote
444,874.887
Total
6,552,777.497


No. of Shares:    HighMark Equity Income Fund

Affirmative
 920,473.492
Withhold
 99,728.723
Abstain
62,065.726
Broker Non-Vote
453,844.821
Total
 1,536,112.762


No. of Shares:    HighMark Fundamental Equity Fund

Affirmative
 494,198.729
Withhold
 368,130.129
Abstain
0.000
Broker Non-Vote
648.133
Total
 862,976.991


No. of Shares:    HighMark Geneva Mid Cap Growth Fund

Affirmative
4,783,332.508
Withhold
1,826,192.129
Abstain
171,039.983
Broker Non-Vote
4,048,729.810
Total
10,829,294.430


No. of Shares:    HighMark Geneva Small Cap Growth Fund

Affirmative
 209,096.111
Withhold
 170,009.454
Abstain
1,223.323
Broker Non-Vote
11,829.818
Total
 392,158.706


No. of Shares:    HighMark International Opportunities Fund

Affirmative
4,553,474.486
Withhold
24,083,103.404
Abstain
15,631.420
Broker Non-Vote
1,768,597.060
Total
30,420,806.370


No. of Shares:    HighMark Large Cap Growth Fund

Affirmative
2,868,604.708
Withhold
3,297,095.132
Abstain
257,997.672
Broker Non-Vote
1,335,978.230
Total
7,759,675.742


No. of Shares:     HighMark Large Cap Value Fund

Affirmative
3,961,862.740
Withhold
3,056,110.076
Abstain
181,776.806
Broker Non-Vote
1,579,558.279
Total
8,779,307.901


No. of Shares:    HighMark NYSE Arca Tech 100 Index Fund*

Affirmative
2,349,298.565
Withhold
272,231.790
Abstain
143,519.318
Broker Non-Vote
916,223.454
Total
3,681,273.127

* The meeting was adjourned to October 15, 2010 and October 18, 2010.



No. of Shares:    HighMark Small Cap Advantage Fund

Affirmative
675,931.813
Withhold
950,695.186
Abstain
621.366
Broker Non-Vote
14,298.256
Total
1,641,546.621


No. of Shares:    HighMark Small Cap Value Fund*

Affirmative
 3,074,580.859
Withhold
 1,125,466.049
Abstain
200,095.443
Broker Non-Vote
897,380.410
Total
 5,297,522.761

*The meeting was adjourned to October 15, 2010, October
29, 2010 and  November 18, 2010.



No. of Shares:    HighMark Value Momentum Fund

Affirmative
4,495,869.239
Withhold
4,559,128.041
Abstain
261,437.571
Broker Non-Vote
2,018,863.447
Total
11,335,298.298


No. of Shares:    HighMark Capital Growth Allocation Fund

Affirmative
623,585.727
Withhold
74,913.413
Abstain
31,145.103
Broker Non-Vote
579,972.374
Total
1,309.616.617


No. of Shares:    HighMark Diversified Equity Allocation Fund*

Affirmative
 216,239.186
Withhold
 23,144.066
Abstain
13,930.341
Broker Non-Vote
58,170.489
Total
 311,484.082

*The meeting was adjourned to October 15, 2010 and October 29, 2010.



No. of Shares:    HighMark Growth & Income Allocation Fund*

Affirmative
 1,093,144.897
Withhold
 62,211.078
Abstain
48,921.223
Broker Non-Vote
419,432.349
Total
 1,623,709.547

*The meeting was adjourned to October 15, 2010.



No. of Shares:    HighMark Income Plus Allocation Fund*

Affirmative
 415,890.746
Withhold
 67,594.157
Abstain
13,189.336
Broker Non-Vote
144,639.703
Total
 641,313.942

*The meeting was adjourned to October 15, 2010, October
29, 2010 and  November 18, 2010.



No. of Shares:    HighMark Bond Fund

Affirmative
 7,823,879.527
Withhold
18,111,159.568
Abstain
224,042.411
Broker Non-Vote
2,207,667.263
Total
28,366,748.769


No. of Shares:    HighMark California Intermediate Tax-Free Bond Fund

Affirmative
3,077,894.428
Withhold
8,210,869.010
Abstain
210,279.826
Broker Non-Vote
4,803,501.900
Total
16,302,545.164


No. of Shares:    HighMark National Intermediate Tax-Free Bond Fund

Affirmative
821,064.219
Withhold
5,303,649.244
Abstain
28,908.206
Broker Non-Vote
2,383,855.642
Total
8,537,477.311


No. of Shares:     HighMark Short Term Bond Fund

Affirmative
2,582,991.031
Withhold
4,124,021.160
Abstain
58,100.448
Broker Non-Vote
3,735,164.090
Total
10,500,276.729


No. of Shares:    HighMark Wisconsin Tax-Exempt Fund

Affirmative
 8,549,100.034
Withhold
 1,113,001.943
Abstain
667,266.713
Broker Non-Vote
3,036,899.750
Total
 13,366,268.440

Proposal 3. To consider extending the applicability of an existing amendment to the Investment Advisory Agreement with HighMark Capital Management, Inc. ("HCM") to Funds organized prior to March 19, 2009, which amendment gives specific authorization to HCM, with the approval of the Board, to delegate any or all of its responsibilities under the Investment Advisory Agreement to one or more sub-advisers. Funds that Voted: All Funds other than HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund.

No. of Shares:    HighMark Balanced Fund*

Affirmative
689,732.364
Withhold
8,679.543
Abstain
104,116.291
Broker Non-Vote
192,419.312
Total
994,947.510

* The meeting was adjourned to October 15, 2010, October
29, 2010 and  November 18, 2010.



No. of Shares:    HighMark Cognitive Value Fund

Affirmative
6,639,793.510
Withhold
6,487.008
Abstain
0.000
Broker Non-Vote
322,007.125
Total
6,968,287.643


No. of Shares:    HighMark Core Equity Fund

Affirmative
7,632,458.262
Withhold
42,960.742
Abstain
4,269.576
Broker Non-Vote
333,285.597
Total
8,012,974.177


No. of Shares:    HighMark Enhanced Growth Fund

Affirmative
6,099,788.445
Withhold
3,074.182
Abstain
5,039.983
Broker Non-Vote
444,874.887
Total
6,552,777.497


No. of Shares:    HighMark Fundamental Equity Fund

Affirmative
862,328.804
Withhold
0.000
Abstain
0.000
Broker Non-Vote
648.187
Total
862,976.991


No. of Shares:    HighMark International Opportunities Fund

Affirmative
28,600,522.376
Withhold
38,993.971
Abstain
12,692.713
Broker Non-Vote
1,768,597.310
Total
30,420,806.370


No. of Shares:    HighMark Large Cap Growth Fund

Affirmative
6,102,718.816
Withhold
50,489.754
Abstain
270,488.942
Broker Non-Vote
1,335,978.230
Total
7,759,675.742


No. of Shares:    HighMark Large Cap Value Fund

Affirmative
6,953,380.478
Withhold
56,295.433
Abstain
190,073.711
Broker Non-Vote
1,579,558.279
Total
8,779,307.901


No. of Shares:    HighMark Small Cap Advantage Fund

Affirmative
1,617,866.753
Withhold
8,760.246
Abstain
621.366
Broker Non-Vote
14,298.256
Total
1,641,546.621


No. of Shares:    HighMark Small Cap Value Fund

Affirmative
3,477,759.615
Withhold
135,265.970
Abstain
94,467.339
Broker Non-Vote
991,123.950
Total
4,698,616.874


No. of Shares:    HighMark Value Momentum Fund

Affirmative
8,869,655.949
Withhold
183,485.153
Abstain
263,293.749
Broker Non-Vote
2,018,863.447
Total
11,335,298.298


No. of Shares:    HighMark Capital Growth Allocation Fund

Affirmative
640,731.929
Withhold
55,395.119
Abstain
33,517.195
Broker Non-Vote
579,972.374
Total
1,309,616.617


No. of Shares:    HighMark Diversified Equity Allocation Fund*

Affirmative
224,805.579
Withhold
9,933.204
Abstain
13,702.780
Broker Non-Vote
76,118.949
Total
324,560.512

* The meeting was adjourned to October 15, 2010.



No. of Shares:    HighMark Growth & Income Allocation Fund*

Affirmative
1,103,810.816
Withhold
45,560.630
Abstain
54,905.752
Broker Non-Vote
419,432.349
Total
1,623,709.547

* The meeting was adjourned to October 15, 2010.



No. of Shares:    HighMark Income Plus Allocation Fund*

Affirmative
439,525.600
Withhold
26,492.096
Abstain
30,656.543
Broker Non-Vote
144,639.703
Total
641,313.942

* The meeting was adjourned to October 15, 2010, October
29, 2010 and  November 18, 2010.



No. of Shares:    HighMark Bond Fund

Affirmative
25,795,785.925
Withhold
138,698.712
Abstain
224,596.869
Broker Non-Vote
2,207,667.263
Total
28,366,748.769


No. of Shares:    HighMark California Intermediate Tax-Free Bond Fund

Affirmative
10,776,504.820
Withhold
387,336.355
Abstain
335,202.089
Broker Non-Vote
4,803,501.900
Total
16,302,545.164


No. of Shares:    HighMark National Intermediate Tax-Free Bond Fund

Affirmative
6,081,234.750
Withhold
32,915.480
Abstain
39,471.439
Broker Non-Vote
2,383,855.642
Total
8,537,477.311


No. of Shares:    HighMark Short Term Bond Fund

Affirmative
6,619,485.571
Withhold
81,593.697
Abstain
64,033.371
Broker Non-Vote
3,735,164.090
Total
10,500,276.729

Proposal 4. To consider authorizing HCM, with the approval of the Board, including a majority of the Trustees who are not "interested persons" of the Funds or HCM (the "Independent Trustees"), to enter into and materially amend sub-advisory agreements with sub-advisers, without obtaining shareholder approval. The authorization sought is not proposed to extend to sub-advisers who are affiliates of HCM or the Funds (other than by reason of serving as sub-advisers to one or more Funds).

Funds that Voted:  All Funds other than HighMark Equity Income
Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva
Small Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund.

No. of Shares:    HighMark Balanced Fund*

Affirmative
684,049.169
Withhold
14,373.738
Abstain
104,105.291
Broker Non-Vote
192,419.312
Total
994,947.510

* The meeting was adjourned to October 15, 2010, October
29, 2010 and  November 18, 2010.



No. of Shares:    HighMark Cognitive Value Fund

Affirmative
6,486,250.547
Withhold
160,029.971
Abstain
0.000
Broker Non-Vote
322,007.125
Total
6,968,287.643


No. of Shares:    HighMark Core Equity Fund

Affirmative
2,892,088.431
Withhold
4,783,330.573
Abstain
4,269.576
Broker Non-Vote
333,285.597
Total
8,012,974.177


No. of Shares:    HighMark Enhanced Growth Fund

Affirmative
6,099,364.445
Withhold
3,498.182
Abstain
5,039.983
Broker Non-Vote
444,874.887
Total
6,552,777.497


No. of Shares:    HighMark Fundamental Equity Fund

Affirmative
494,198.729
Withhold
368,130.129
Abstain
0.000
Broker Non-Vote
648.133
Total
862,976.991


No. of Shares:    HighMark International Opportunities Fund

Affirmative
21,430,726.419
Withhold
7,211,241.572
Abstain
10,241.319
Broker Non-Vote
1,768,597.060
Total
30,420,806.370


No. of Shares:    HighMark Large Cap Growth Fund

Affirmative
2,875,438.520
Withhold
3,282,209.647
Abstain
266,049.345
Broker Non-Vote
1,335,978.230
Total
7,759,675.742


No. of Shares:    HighMark Large Cap Value Fund*

Affirmative
7,408,209.132
Withhold
2,154,220.520
Abstain
215,833.088
Broker Non-Vote
1,497,968.983
Total
11,276,231.723

* The meeting was adjourned to October 15, 2010 and October 29, 2010.



No. of Shares:    HighMark Small Cap Advantage Fund

Affirmative
675,931.813
Withhold
950,695.186
Abstain
621.366
Broker Non-Vote
14,298.256
Total
1,641,546.621


No. of Shares:    HighMark Small Cap Value Fund*

Affirmative
3,099,767.879
Withhold
1,103,634.838
Abstain
196,739.634
Broker Non-Vote
897,380.410
Total
5,297,522.761

* The meeting was adjourned to October 15, 2010, October
29, 2010 and  November 18, 2010.



No. of Shares:    HighMark Value Momentum Fund

Affirmative
4,500,300.590
Withhold
4,541,177.223
Abstain
274,957.038
Broker Non-Vote
2,018,863.447
Total
11,335,298.298


No. of Shares:    HighMark Capital Growth Allocation Fund

Affirmative
632,058.446
Withhold
63,491.818
Abstain
34,093.979
Broker Non-Vote
579,972.374
Total
1,309,616.617


No. of Shares:    HighMark Diversified Equity Allocation Fund*

Affirmative
200,347.425
Withhold
38,678.063
Abstain
14,288.105
Broker Non-Vote
58,170.489
Total
311,484.082

* The meeting was adjourned to October 15, 2010 and October 29, 2010.




No. of Shares:    HighMark Growth & Income Allocation Fund*

Affirmative
1,099,291.952
Withhold
46,565.754
Abstain
58,419.492
Broker Non-Vote
419,432.349
Total
1,623,709.547

* The meeting was adjourned to October 15, 2010.



No. of Shares:    HighMark Income Plus Allocation Fund*

Affirmative
458,162.336
Withhold
25,041.180
Abstain
13,470.723
Broker Non-Vote
144,639.703
Total
641,313.942

* The meeting was adjourned to October 15, 2010, October
29, 2010 and  November 18, 2010.



No. of Shares:    HighMark Bond Fund

Affirmative
7,822,001.714
Withhold
18,114,926.645
Abstain
222,153.147
Broker Non-Vote
2,207,667.263
Total
28,366,748.769


No. of Shares:   HighMark California Intermediate Tax-Free Bond Fund

Affirmative
3,028,255.023
Withhold
8,172,386.789
Abstain
298,401.452
Broker Non-Vote
4,803,501.900
Total
16,302,545.164


No. of Shares:   HighMark National Intermediate Tax-Free Bond Fund

Affirmative
914,604.216
Withhold
5,197,495.540
Abstain
41,521.913
Broker Non-Vote
2,383,855.642
Total
8,537,477.311


No. of Shares:   HighMark Short Term Bond Fund

Affirmative
2,553,670.786
Withhold
4,159,468.916
Abstain
51,972.937
Broker Non-Vote
3,735,164.090
Total
10,500,276.729

Proposal 5. To consider approving new sub-advisory agreements for HighMark Equity Income Fund, HighMark NYSE Arca Tech 100
Index Fund and HighMark Wisconsin Tax-Exempt Fund between HCM and Ziegler Capital Management, LLC.

Funds that Voted:  HighMark Equity Income Fund, HighMark NYSE
Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund



No. of Shares:   HighMark Equity Income Fund

Affirmative
978,923.848
Withhold
26,648.920
Abstain
76,695.173
Broker Non-Vote
453,844.821
Total
1,536,112.762



No. of Shares:    HighMark NYSE Arca Tech 100 Index Fund*

Affirmative
2,475,030.833
Withhold
152,196.642
Abstain
137,821.948
Broker Non-Vote
916,223.704
Total
3,681,273.127

* The meeting was adjourned to October 15, 2010 and October 18, 2010.




No. of Shares:    HighMark Wisconsin Tax-Exempt Fund

Affirmative
9,385,663.495
Withhold
350,808.512
Abstain
592,896.683
Broker Non-Vote
3,036,899.750
Total
13,366,268.440